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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

WESTERN PLAINS ENERGY, L.L.C.

 (Exact name of registrant as specified in its charter)

Kansas	0-50714	48-1247506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3022 County Road 18, Oakley, KS 67748

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code: (785) 672-8810

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On January 28, 2011, Western Plains Energy, L.L.C. (the “Company”), through its wholly-owned subsidiary, Western Plains Trucking, LLC, entered into an asset purchase agreement (“Agreement”) to purchase eight trucks and trailers from B2C Partnership for $1,000,000 cash.  The general partner of B2C Partnership is BGB, Inc., a Kansas corporation whose sole shareholder is Brian Baalman, a member of the Company who also serves on its Board of Managers.  The other general partner is an entity solely owned by Mr. Baalman’s spouse.  The Company intends to use the assets to deliver its distillers grains to purchasers.

The purchase price was determined by an independent third party appraisal and the transaction was approved by the disinterested managers of the Company.  Pursuant to the terms of the Agreement, B2C Partnership and Mr. Baalman agreed not to compete with the Company in delivering distillers grains for three years after the sale and the Company granted to B2C Partnership a right of first refusal to purchase the trucks and trailers should the Company decide to sell them within five years after the sale.  A copy of the Agreement is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits. The following exhibits are furnished with this report:

10.1                           Asset Purchase Agreement between Western Plains Trucking, LLC and B2C Partnership dated January 28, 2011.

Cautionary Statement

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, commodity prices, industry conditions, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN PLAINS ENERGY, L.L.C.

Date: February 3, 2011	By:	/s/ Steve McNinch
	Name:	Steve McNinch
	Title:	Chief Executive Officer and General Manager

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

10.1	Asset Purchase Agreement between Western Plains Trucking, LLC and B2C Partnership dated January 28, 2011.